LETTER OF TRANSMITTAL
                                  UNIFI, INC.
                           OFFER FOR ALL OUTSTANDING
                             6 1/2% NOTES DUE 2008
                                IN EXCHANGE FOR
                        6 1/2% NOTES DUE 2008, SERIES B
                 PURSUANT TO THE PROSPECTUS, DATED      , 1998
------------------------------------------------------------------------------
 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON       ,
       , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
------------------------------------------------------------------------------

            Delivery To: First Union National Bank, Exchange Agent
                                   By Mail:
                           First Union National Bank
                      Corporate Trust Reorganization Dept.
                        1525 West W.T. Harris Blvd., 3C3
                        Charlotte, North Carolina 28288
                           Attention: Mr. Mike Klotz
                         By Overnight Courier or Hand:
                           First Union National Bank
                      Corporate Trust Reorganization Dept.
                        1525 West W.T. Harris Blvd., 3C3
                        Charlotte, North Carolina 28262
                           Attention: Mr. Mike Klotz
                           By Facsimile in New York:
                                  704-590-7628
                             Confirm by Telephone:
                                  704-590-7408
     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated       , 1998 (the "Prospectus"), of Unifi, Inc., a New York
corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of its 6 1/2% Notes due 2008, Series B, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), of the Company for a like principal amount of the issued and outstanding 6 1/2% Notes due 2008 (the "Existing Notes") of the Company from the holders thereof.
     For each Existing Note accepted for exchange, the holder of such Existing Note will receive a New Note having a principal amount equal to that of the surrendered Existing Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Existing Notes or, if no interest has been paid on the Existing Notes, from February 5, 1998. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer registered holders of New Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 5, 1998. If, however, the relevant record date for interest payment occurs prior to the consummation of the Exchange Offer registered holders of Existing Notes on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 5, 1998. Existing Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment in respect of interest on such Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Existing Notes either if certificates are to be forwarded herewith or if a tender of certificates for Existing Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.


------------------------------------------------------------------------------------------------------
      DESCRIPTION OF EXISTING                    1              2                  3
                  NOTES
----------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF                                  AGGREGATE
        REGISTERED HOLDER(S)                CERTIFICATE      PRINCIPAL AMOUNT       PRINCIPAL AMOUNT
    (PLEASE FILL IN, IF BLANK)               NUMBER(S)*      OF OLD NOTE(S)         TENDERED**
----------------------------------------------------------------------------------------------------

                                      --------------------------------------------------------------
                                      --------------------------------------------------------------
                                      --------------------------------------------------------------

                                              TOTAL
----------------------------------------------------------------------------------------------------
  *  Need not be completed if Existing Notes are being tendered by book-entry transfer.
  ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-----------------------------------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   -------------------------------------

     Account Number            Transaction Code Number
                  -------------                       ------------------

     By crediting Existing Notes to the Exchange Agent's Account at the Book Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Existing Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)
                                    ---------------------------------
     Window Ticket Number (if any)
                                    ----------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       ----------------------
     Name of Institution which guaranteed delivery
                                                  ---------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number              Transaction Code Number
              --------------                        --------------------------


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO.:

     Name:
          --------------------------------------------------------------------

     Address:
             ------------------------------------------------------------------

     ---------------------------------------------------------------------------


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Existing Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Company or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of the Existing Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.


                         SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)


    To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

    Issue: New Notes and/or Existing Notes to:

    Name(s)
           ------------------------------------------------------
                                (PLEASE PRINT)


     Address
             -----------------------------------------------------

     -------------------------------------------------------------
                                                        (ZIP CODE)


                        (COMPLETE SUBSTITUTE FORM W-9)


    [ ] Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.



      ------------------------------------------------------------
                        (Book-Entry Transfer Facility)
                        (Account Number, if applicable)
=========================================================================
=========================================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)


    To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes" on this Letter above.



    Mail: New Notes and/or Existing Notes to:


     Name
          -----------------------------------------------------------
                            (PLEASE TYPE OR PRINT)



      ----------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)


     Address
             ---------------------------------------------------------

      ----------------------------------------------------------------
                                                           (ZIP CODE)






========================================================================


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (Complete Accompanying Substitute Form W-9 on reverse side)


  Dated:                                                           , 1998
        ------------------------      -----------------------------


      x                                                            , 1998
        ------------------------       -----------------------------


      x                                                                  , 1998
        ------------------------       -----------------------------------
         Signature(s) of Owner             Date

    Area Code and Telephone Number
                                  ---------------------------------------


    If a holder is tendering any Existing Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s):
          --------------------------------------------------------------------



-------------------------------------------------------------------------------
                            (Please Type or Print)

  Capacity:
           -------------------------------------------------------------------


  Address:
          --------------------------------------------------------------------



-----------------------------------------------------------------------------
                             (Including Zip Code)


                              SIGNATURE GUARANTEE
                        (if required by Instruction 3)


  Signature(s) Guaranteed
     by an Eligible Institution:
                                ---------------------------------------------
                                              (Authorized Signature)



     -------------------------------------------------------------------------
                                    (Title)



     -------------------------------------------------------------------------
                                (Name and Firm)


     Date:           , 1998
          ------------

                                 INSTRUCTIONS


                FORMING PART OF THE TERMS AND CONDITIONS OF THE
       EXCHANGE OFFER FOR THE 6 1/2% NOTES DUE 2008 IN EXCHANGE FOR THE
                     6 1/2% NOTES DUE 2008 OF UNIFI, INC.


1. Delivery of This Letter and Notes; Guaranteed Delivery Procedures.

     This letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message transmitted to the Book-Entry Facility and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering Participant that such Participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such Participant.

     Noteholders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or Agent's Message in lieu thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.


2. Partial Tenders (Not Applicable to Noteholders who Tender by Book-Entry Transfer).

     If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of Existing Notes Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE EXISTING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.


3. Signatures on This Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered bolder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.


4. Special Issuance and Delivery Instructions.

     Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different form the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name or address of the person signing this Letter.


5. Tax Identification Number.

     Federal income tax law generally requires that a tendering holder whose Existing Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS LETTER.


7. Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8. No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.


9. Mutilated, Lost, Stolen or Destroyed Existing Notes.

     Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10. Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.


11. Incorporation of Letter of Transmittal.

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any Participant on behalf of itself and the beneficial owners of any Existing Notes so tendered.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)



                            PAYOR'S NAME: FIRST UNION NATIONAL BANK
 SUBSTITUTE                     Part 1 -- PLEASE PROVIDE YOUR       TIN
                                TIN IN THE BOX AT RIGHT AND            -----------------
                                CERTIFY BY SIGNING AND DATING          Social Security Number
 Form W-9                       BELOW                                        OR
                                                                       Employer Identification Number


 Department of the Treasury     Part 2 -- TIN Applied for [ ]
 Internal Revenue Service       ==============================================================

                                CERTIFICATION -- Under the penalties of perjury, I certify that:
 OR
                                (1) The number shown on this form is my correct Taxpayer
                                Identification Number

 Payor's Request for Taxpayer   (or I am waiting for a number to be issued to me),
 Identification Number ("TIN")
 and Certification              (2) I am not subject to backup withholding either because: (a)
                                I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to
                                report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3)
                                Any other information provided on this form is true and
                                correct.
                                CERTIFICATION INSTRUCTIONS -- You must cross out item
                                (2) of the above certification if you have been notified by the
                                IRS that you are subject to backup withholding because of
                                underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                 Sign Here       Signature
                                ------------------------------------------------------------
                                Date ------------ , 19---
                                Name:
                                ------------------------------------------------------------

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.




--------------------------------          ---------------------------------
        Signature                                        Date

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